Asset Based Lending Division

                                                                 Exhibit 10.148

[COMPANY LOGO]
NATIONAL
BANK
OF CANADA
October 17,1997

CATALINA LIGHTING CANADA, (1992) INC./
LUMIERES CATALINA CANADA, (1992) INC.
c/o Catalina Lighting, Inc.
18191 N.W. 68th Avenue
Miami, Florida 33015
United States of America

ATTENTION OF MR. THOMAS M. BLUTH, TAX DIRECTOR

Dear Sir:

          RE: AMENDMENT TO OFFER OF FINANCING AND BANKING SERVICES

Reference is hereby made to the Offer of financing and banking services dated April 17, 1996 and accepted May 1, 1996, between Catalina Lighting Canada,
(1992) Inc. (the "Borrower") and National Bank of Canada (the "Bank"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Offer of financing and banking services.

In consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower have agreed as follows;

1) The Offer of financing and banking services shall be amended as follows;

         A) The interest rate referenced in section 1.4 shall be replaced by the following;

                  1.4      INTEREST RATE

                           All advances shall bear interest at the Canadian Prime Rate of the Bank plus 0.50%. Interest shall be payable monthly on the 26th day of each month.

         B)       The addition of section 1.4.1 to read as follows;

                  1.4.1    UNUSED LINE FEE

                           The Borrower shall pay an unused line fee equal to 0.25% per annum of the unutilized portion of the Operating Credit Facility calculated and payable on the first business day of each month.



                          350 Burnhamthorpe Road West
                          Suite 305
                          Mississauga, Ontario L5B 3J1
                          Telephone: (905) 272-1515
                          Fax: (905) 272-8522

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AMENDMENT TO OFFER OF FINANCING                                         PAGE 2

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         C)       The deletion of section 3.1.2 regarding the Irrevocable Letter of Credit

         D)       The addition of section 1.7 to read as follows;

                  1.7      AUDITS AND AUDIT FEES

                           The Bank or its agents will conduct semi-annual audits in respect of the Borrower, the Borrower shall pay a fee of $500.00 Cdn. for each day which such audit is conducted in addition to any expenses incurred by the Bank or its agents.

2. The amendments and waivers set forth herein are strictly limited to the terms, covenants, matters, occasions and times specifically described above and shall not be deemed to constitute an amendment, consent or waiver with respect to any other term, covenant, matter, time or occasion.

3. This letter agreement supersedes and replaces any prior agreements of understandings with respect to any of the matters provided for herein.

4. This letter agreement shall be deemed to have been made in the Province of Quebec and governed by the interpreted in accordance with the laws of such Province and the laws of Canada applicable therein, except that no doctrine or choice of law shall be used to apply the laws of any other jurisdiction.

Except to the extent waived or modified herein, the Offer of financing and banking services remains in full force and effect and is hereby ratified and confirmed. Please evidence your agreement with the terms of this letter agreement by signing in the space below. This letter agreement shall become effective in accordance with its terms upon execution by the Bank and the Borrower whereupon all references to the Agreement in the Offer of financing and banking services and in the other credit Documents shall, except where the context otherwise requires, be deemed to be a reference to the Offer of financing and banking services as amended by this letter agreement.

Sincerely,

[LOGO]NATIONAL BANK OF CANADA


Per: /s/ TIMOTHY LOHN                        Per: /s/ ELLIS GASTON
     ----------------------------------           ----------------------------
     Timothy Lohn                                 Ellis Gaston
     Divisional Manager                           Senior Account Manager

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Catalina Lighting Canada, (1992) Inc./Lumieres Catalina Canada, (1992) Inc.



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AMENDMENT TO OFFER OF FINANCING                                       PAGE 3

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ACCEPTANCE

The undersigned hereby accepts the terms and conditions of this Offer dated October 17, 1997 at the City of _____________________ , Province of Quebec, this 28th day of October, 1997.

CATALINA LIGHTING CANADA, (1992)INC./
LUMIERES CATALINA CANADA, (1992)INC.

Per: /s/ DEAN RAPPAPORT                      Per:
     ----------------------------------           ----------------------------
     Name: Dean Rappaport                         Name:
     Title:  Vice President                       Title:


























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